FARM BUREAU MUTUAL FUNDS
5400 University Avenue
West Des Moines, Iowa  50266
(515) 225-5586

                          FBL VARIABLE INSURANCE SERIES FUND

                         STATEMENT OF ADDITIONAL INFORMATION

                                      May 1, 1995

                               As amended March 1, 1996

          FBL Variable Insurance Series Fund (the "Fund") is an open-end diversified management investment company which consists of six Portfolios:
Growth Common Stock Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies and each is in effect a separate fund issuing its own shares.

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 1995. A copy of the Prospectus may be obtained without charge by calling the Participating Insurance Companies or by writing or calling the Fund at the address and telephone number shown above.



                                             STAMP AND RETURN

                                  TABLE OF CONTENTS


                                                            PAGE
                                                            ----

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES. . . . . . . .   3
     Loans of Portfolio Securities. . . . . . . . . . . . . .   3
     Covered Call Options . . . . . . . . . . . . . . . . . .   4
     Ginnie Mae Certificates. . . . . . . . . . . . . . . . .   5
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . .   6
     Fundamental Policies . . . . . . . . . . . . . . . . . .   6
     Non-Fundamental (Operating) Policies . . . . . . . . . .   9
OFFICERS AND TRUSTEES . . . . . . . . . . . . . . . . . . . .  10
INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . . . .  15
UNDERWRITING AND DISTRIBUTION EXPENSES. . . . . . . . . . . .  18
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS. . . . . . .  20
PURCHASES AND REDEMPTIONS . . . . . . . . . . . . . . . . . .  21
NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . .  22
     Money Market Portfolio . . . . . . . . . . . . . . . . .  22
     Other Portfolios . . . . . . . . . . . . . . . . . . . .  23
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . .  25
     Money Market Portfolio . . . . . . . . . . . . . . . . .  25
     High Grade Bond and High Yield Bond Portfolios . . . . .  26
     Other Portfolios . . . . . . . . . . . . . . . . . . . .  26
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . .  26
SHAREHOLDER VOTING RIGHTS . . . . . . . . . . . . . . . . . .  31
CONTROL PERSONS . . . . . . . . . . . . . . . . . . . . . . .  31
OTHER INFORMATION . . . . . . . . . . . . . . . . . . . . . .  32
     Custodian. . . . . . . . . . . . . . . . . . . . . . . .  32
     Independent Auditors . . . . . . . . . . . . . . . . . .  32
     Accounting Services. . . . . . . . . . . . . . . . . . .  32
     Dividend Disbursing and Transfer Agent . . . . . . . . .  33
     Legal Matters. . . . . . . . . . . . . . . . . . . . . .  33
     Registration Statement . . . . . . . . . . . . . . . . .  33
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . .  33

                    INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

          The investment objectives and policies of each of the six Portfolios are set forth in the Prospectus under the heading "Investment Objectives and Policies of the Portfolios." A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the heading "Description of Certain Investment Techniques." A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to the Prospectus. A description of the corporate bond and commercial paper ratings of Moody's Investors Services, Inc. ("Moody's") and Standard Poor's Corporation ("Standard & Poor's") is contained in Appendix C to the Prospectus.

          The following is intended to augment the explanation in the Prospectus of certain strategies and techniques which are applicable to one or more of the Portfolios.

LOANS OF PORTFOLIO SECURITIES

          Each Portfolio may from time to time lend securities (but not in excess of 20% of its assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) the Adviser (under the review of the Board of Trustees) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

          The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated, for tax purposes, as qualified income for the purposes of the 90% test discussed under "Taxes." Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize such Portfolio's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

COVERED CALL OPTIONS

          Each Portfolio (other than the Money Market Portfolio) may write
(sell) covered call options on its portfolio securities in an attempt to enhance investment performance. A call option is a short-term contract, ordinarily having a duration of nine months or less which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. An option is covered when the writer owns the optioned security.

          A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise.

          A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forgo the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and, that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying the option will be listed on national securities exchanges, except that certain transactions in debt securities and related options need not be so listed.

GINNIE MAE CERTIFICATES

          The Managed Portfolio, High Grade Bond Portfolio and High Yield Bond Portfolio may each invest in debt securities ("Ginnie Maes") of the Government National Mortgage Association ("GNMA"), a government corporation within the U.S. Department of Housing and Urban Development. Ginnie Mae certificates are securities representing part ownership in a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers.

          The Ginnie Maes in which these Portfolios may invest are of the "modified pass-through" type, which means that GNMA guarantees the timely payment of principal and interest installments (whether or not the amounts are collected by the issuer of the Ginnie Maes). The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these Ginnie Maes, and an assistant attorney general of the United States has rendered as opinion that this guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Under the other general type of Ginnie Maes, referred to as "straight pass-through" Ginnie Maes, the payment of principal and interest on a timely basis is not guaranteed.

          The average life of Ginnie Maes varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Due to the guarantee of Ginnie Maes by GNMA, foreclosures impose no risk to the principal invested.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.
As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of Ginnie Maes is approximately 12 years. For this reason, it is standard practice to treat Ginnie Maes as 30-year mortgage-backed securities that prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.
The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

          The coupon rate of interest on Ginnie Maes is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately 1/2 of 1%.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average-life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Prepayments generally occur when interest rates have fallen. Reinvestment of prepayments at such times will be at lower rates, which would lower the return to the Portfolios. The actual yield of each Ginnie Mae is influenced by the prepayment experience of the mortgage pool underlying the certificates and may differ from the yield based on the assumed average life. Interest on Ginnie Maes is paid monthly rather than semi-annually as for traditional bonds.

                               INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

          In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this Statement of Additional Information and in the Prospectus, the phrase "majority vote" of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy affecting only one Port-folio may be effected by a majority vote of the outstanding shares of such Portfolio.

          Except as noted below, each Portfolio may not:

          1. Purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total net assets (taken at current value at the time of purchase) would be invested in securities of that issuer (except that the Blue Chip Portfolio is subject to this restriction only as to 75% of its total assets).

          2. Purchase more than 10% of any class of securities of any issuer (other than U.S. Government securities or government agency securities). For the purpose of this restriction, all outstanding debt securities of an issuer shall be deemed a single class of security and all preferred stocks of an issuer shall be deemed a single class of security.

          3. Purchase any security, if, immediately after such purchase, more than 25% of the Portfolio's total net assets would be invested in issuers in the same industry. This restriction does not apply to U.S. Government securities, government agency securities, obligations of banks or savings institutions, or to instruments secured by these instruments, such as repurchase agreements for U.S. Government securities (these instruments are described in Appendix A to the prospectus).

          4. Purchase securities of other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions and only if immediately thereafter not more than 5% of such Portfolio's total net assets would be invested in such securities, or (ii) as part of a merger, consolidation or acquisition of assets.

          5. Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

          6. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

          7. Purchase or retain the securities of any issuer if any of the Officers or Trustees of the Fund or any Officers or Directors of the Fund's investment adviser own individually more than .50% of the securities of such issuer and together own more than 5% of the securities of such issuer.

          8. Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

          9. Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total net assets, or pledge or mortgage more than 15% of its gross assets.

          10. Underwrite securities issued by others, except to the extent that it may be deemed to be a statutory underwriter in the sale of restricted securities that it holds in its portfolios which require registration under the Securities Act of 1933 before resale.

          11. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund's investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

          12. Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

          13. Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio's investment objectives and policies, shall not be considered the making of a loan).

          14. Lend its portfolio securities in excess of 20% of its net assets or in a manner inconsistent with the guidelines set forth under "Description of Certain Investment Techniques" in the Prospectus and "Investment Objectives, Policies and Techniques" in this Statement of Additional Information.

          15. Invest in foreign securities except for foreign equity securities traded on U.S. exchanges and payable in U.S. dollars (and in no event in excess of 25% of the Portfolio's net assets).

          16. Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

NON-FUNDAMENTAL (OPERATING) POLICIES

          The following are non-fundamental (operating) policies approved by the Board of Trustees. Such policies may be changed by the Board of Trustees without approval of the Shareholders. These non-fundamental policies are applicable to each of the Portfolios.

          1. Each Portfolio will not invest more than 10% of its total assets in "illiquid" securities (which includes restricted securities, securities used to cover call options written by the Fund and repurchase agreements with more than seven days to maturity).

          2. Each Portfolio intends to meet either the diversification standards set by Section 817(h)(2) of the Internal Revenue Code or the diversification requirements prescribed by regulations promulgated under Section 817(h).

          3. Each Portfolio intends to comply in all material respects with insurance laws and regulations applicable to investments of separate accounts of participating insurance companies.

          If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                                OFFICERS AND TRUSTEES

          The Officers and Trustees(1) of the Fund(2) and their principal occupations(3) for the past five years are set forth below.

EDWARD M. WIEDERSTEIN*, PRESIDENT AND TRUSTEE

5400 University Avenue
West Des Moines, Iowa  50266

     Farmer; President and Director, Farm Bureau Multi-State Services, Inc., Iowa Farm Bureau Federation, Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., FBL Insurance Company, Farm Bureau Mutual Insurance Company and other affiliates of the foregoing; Director, Western Farm Bureau Management Corporation, Western Agricultural Insurance Company, Western Farm Bureau Life Insurance Company and American Ag Insurance Company.

EUGENE R. MAAHS*, SENIOR VICE PRESIDENT, SECRETARY-TREASURER AND TRUSTEE

5400 University Avenue
West Des Moines, Iowa  50266

     Senior Vice President and Secretary-Treasurer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, FBL Insurance Company and other affiliates of the foregoing. He holds other positions with various affiliates of the foregoing. Former Executive Vice President and Director, Communications Providers Inc.; Owner, Country Gardens; Secretary-Treasurer, Agriculture Business Corporation.


---------------
(1) The three Trustees listed with an asterisk are "interested persons" as defined in the Investment Company Act of 1940.

(2) The Officers and Trustees of the Fund also serve in similar capacities as Officers and Directors of FBL Money Market Fund, Inc. and FBL Series Fund, Inc.

(3) The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during this period.

STEPHEN M. MORAIN*, SENIOR VICE PRESIDENT, GENERAL COUNSEL,
     ASSISTANT SECRETARY AND TRUSTEE

5400 University Avenue
West Des Moines, Iowa  50266

              General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, Farm Bureau Life Insurance Company, Farm Bureau Multi-State Services, Inc., FBL Insurance Company and other affiliates of the foregoing; Senior Vice President, General Counsel and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; Director, Computer Aided Design Software, Inc., Edge Technologies, Inc. and Iowa Business Development Finance Corporation

THOMAS R. GIBSON, EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER

5400 University Avenue
West Des Moines, Iowa 50266

              Executive Vice President and General Manager, Farm Bureau Life Insurance Company, Rural Security Life Insurance Company, Western Farm Bureau Life Insurance Company, FBL Insurance Company and other affiliates of the foregoing; Executive Vice President, General Manager and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

TIMOTHY J. HOFFMAN, VICE PRESIDENT, CHIEF MARKETING OFFICER

5400 University Avenue
West Des Monies, Iowa 50266

              Vice President, Chief Marketing Officer, Farm Bureau Life Insurance Company, Farm Bureau Multi-State Services, Inc., Western Farm Bureau Life Insurance Company, and other affiliates of the foregoing; President and Director, FBL Marketing Services, Inc. and FBL Educational Services, Inc.; Vice President, Chief Marketing Officer and Director, FBL Investment Advisory Services, Inc.

WILLIAM J. ODDY, VICE PRESIDENT, CHIEF OPERATING OFFICER AND ASSISTANT GENERAL MANAGER

5400 University Avenue
West Des Moines, Iowa 50266

              Vice President, Chief Operating Officer and Assistant General Manager, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; President, Treasurer and Director, Communications Providers, Inc.; Vice President, Chief Operating Officer, Assistant General Manager, Treasurer and Director, FBL Marketing Services, Inc. and FBL Investment Advisory Services, Inc.; President and Director, FBL Real Estate Ventures, Ltd. and RIK, Inc.; Director, Vantage Cable Associates, L.P., and Vantage Cable Associates, Inc.

RICHARD D. WARMING, VICE PRESIDENT, CHIEF INVESTMENT OFFICER

5400 University Avenue
West Des Moines, Iowa  50266

              Vice President, Chief Investment Officer and Assistant Treasurer, Farm Bureau Life Insurance Company, Farm Bureau Multi-State Services, Inc., Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; holds other positions with various affiliates of the foregoing.

DENNIS M. MARKER, INVESTMENT VICE PRESIDENT, ADMINISTRATION AND
              ASSISTANT SECRETARY

5400 University Avenue
West Des Moines, Iowa 50266

              Investment Vice President, Administration, Farm Bureau Life Insurance Company, Western Farm Bureau Life Insurance Company and other affiliates of the foregoing; holds other positions with various affiliates of the foregoing.

SUE A. CORNICK, MANAGER, MUTUAL FUNDS AND ASSISTANT SECRETARY

5400 University Avenue
West Des Moines, Iowa 50266

              Manager, Mutual Funds and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

KRISTI ROJOHN, ASSISTANT SECRETARY

5400 University Avenue
West Des Moines, Iowa 50266

              Senior Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

ELAINE A. FOLLOWWILL, ASSISTANT SECRETARY

5400 University Avenue
West Des Moines, Iowa 50266

              Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

DONALD G. BARTLING, TRUSTEE

Box 104
Herman, Nebraska 68029

              Farmer; Partner, Bartling Brothers Partnership (farming business) and BBK (farming partnership); Director, Papio Missouri River Natural Resources District.

JOHN R. GRAHAM, TRUSTEE

1512 Country Club Place
Manhattan, Kansas 66502

              Executive Vice President, Kansas Farm Bureau, Kansas Farm Bureau Services, Kansas Agricultural Marketing Association, FB Services Insurance Agency, Kansas Farm Bureau Life Insurance Company, The Farm Bureau Mutual Insurance Company, Inc. and KFB Insurance Company, Inc.; Chairman, Chief Executive Officer and Director, FB Capital Management, Inc. of Kansas; Director, National Association of Independent Insurers, Didde Corporation, Farm Bureau Mutual Insurance Company of Kansas, Inc. and Kansas State Travel Agency, Inc., Partner, Arthur-Graham Rental Properties, CM Brass, and G&H Real Estate Investments; Trustee, Master Teacher Employee Benefit Pension Trust.

ERWIN H. JOHNSON, TRUSTEE

1841 March Avenue
Charles City, Iowa 50616

              Farmer; Owner and Manager, Center View Farms, Co.; Director, First Security Bank and Trust Co., Charles City, Iowa; Farm Associate, Iowa State University Cooperative Extension Service; Voting Delegate, Former President and Director, Floyd County Farm Bureau.

DALE W. NELSON, TRUSTEE

4216 Patricia Drive
Des Moines, Iowa 50322

              Retired, Former Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation and affiliated companies; Former Senior Vice President, Secretary-Treasurer and Director, FBL Money Market Fund, Inc. and FBL Series Fund, Inc.

ANN JORGENSEN, TRUSTEE

R.R. 1, Box 43
Garrison, Iowa 52229

              Private Investor; Farm Management; Partner, Jorg-Anna Farms; President and Founder, Farm Home Offices; Vice President, Timberlane Hogs Ltd.; Director, Iowa Department of Economic Development; Chairperson, Rural Development Council; Member, Iowa Agriculture Product Advisory Council; Secretary, Iowa Public Television Foundation; Iowa Freedom International Foundation, Friends of the U.I.H.C.; Former Director and Chairperson, Iowa's Alcoholic Beverage Control Commission; Former Regent, State of Iowa Board of Regents; Former Director, Iowa Public Television and University of Iowa Hospitals and Clinics.

CURTIS C. PIETZ, TRUSTEE

R. R. 3  Box 79
Lakefield, Minnesota  65150

              Farmer; Director and Part Owner, Storden Seed and Chemical Service, Inc.; Director, Minnesota Rural Finance Authority; Former President, Jackson County Farm Bureau; Former Chairman and Director, Southwest Farm Management Association; Director, F.C.S.; Former Program Evaluator, Minnesota Department of Vocational Education.

The officers and trustees of the Fund also serve in similar capacities as officers and directors of FBL Money Markey Fund, Inc. and FBL Series Fund, Inc. Several of the officers and trustees are also officers and directors of the Adviser. The Fund pays no direct remuneration to any officer of the Fund. Each of the Trustees who is not affiliated with the Adviser will be compensated by the Fund. Each of these unaffiliated Trustees will receive a fee of $115 plus expenses for each Trustees' meeting attended. For the fiscal year ended December 31, 1994, Trustees expenses paid by the fund totalled $6,205.

                            TABLE OF TRUSTEE COMPENSATION


                                                   Total Compensation
                    Aggregate Compensation         from other funds in
Name of Trustee     From the Fund                  the FBL Family
---------------     ----------------------         -------------------

Mr. Bartling            $  868.21                     $1,736.42
Mr. Graham               1,007.80                      2,015.60
Mr. Johnson              1,011.76                      2,023.52
Ms. Jorgenson              967.67                      1,935.38
Mr. Nelson                 627.40                      1,254.80
Mr. Pietz                  909.45                      1,818.90
Mr. Plagge(1)                0                             0
Mr. Morain                   0                             0
Mr. Maahs                    0                             0


(1) Resigned as Trustee and President of the Fund effective December 31, 1995.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

                                  INVESTMENT ADVISER

         The following information supplements the information set forth in the Prospectus under the heading "Management of the Fund -- Investment Adviser." Pursuant to an Investment Advisory and Management Services Agreement dated April 6, 1987 ("Agreement"), FBL Investment Advisory Services, Inc. ("Adviser") acts as the Fund's investment adviser and manager, subject to the review of the Board of Trustees. The Adviser is a wholly-owned subsidiary of FBL Financial Services, Inc., which is a wholly-owned subsidiary of Farm Bureau Life Insurance Company, an Iowa insurance company, 100% of whose outstanding shares are in turn owned by Farm Bureau Multi-State Services, Inc., an Iowa corporation, 65% of whose outstanding voting stock is owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The Adviser also acts as the investment adviser to individuals, institutions and two other mutual funds: FBL Money Market Fund, Inc. and FBL Series Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

          The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

          Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objectives and policies of each Portfolio, determining, for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio's assets shall be held uninvested, subject always to: (i) the provisions of the Declaration of Trust, the Fund's by-laws, the Investment Company Act of 1940 and applicable requirements of the Internal Revenue Code; (ii) the Portfolio's investment objectives, policies and restrictions; and (iii) such policies and instructions as the Board of Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary as trustees, officers or agents of the Fund if duly elected to such positions.

     The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser's investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described in the Prospectus.

          The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund's general administrative expenses, allocated on the basis of the Portfolio's net assets. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; stock certificates; miscellaneous reports; membership dues; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements, reports and notices to Shareholders; all expenses of registering the Fund's shares under federal and state securities laws; the typesetting costs of printing Fund prospec-tuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of independent public auditors, legal counsel, custodian, transfer and dividend disbursing agent and any registrar; fees of Trustees who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations; and such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and trustees with respect thereto. See "Underwriting and Distribution Expenses" and "Other Information -- Accounting Services" for a description of certain other Fund expenses.

     The Agreement was approved on March 13, 1987, by the Board of Trustees, and on August 21, 1990, by Farm Bureau Life Insurance Company, pursuant to voting instructions of policyowners, as sole shareholder of the Growth Common Stock Portfolio, High Grade Bond Portfolio, High Yield Bond Portfolio, Managed Portfolio and the Money Market Portfolio. An amendment to the Agreement to extend the Agreement to the Blue Chip Portfolio was approved by the Board of Trustees on August 21, 1990, reapproved on August 15, 1991 and approved by shareholders of that Portfolio on November 13, 1991 pursuant to instructions from variable life insurance policyowners indirectly invested in the Portfolio. Unless earlier terminated as described below, the Agreement will continue in effect until October 15, 1994. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those Trustees who are not parties to the Agreement or "interested persons" of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of such Portfolio.

          The Agreement will be deemed to have been approved or disapproved by the shareholders of any Portfolio, if a majority of the outstanding shares of such Portfolio vote for or against approval of the Agreement, notwithstanding
(a) that the Agreement has not been approved or disapproved by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved or disapproved by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60 days' notice by either party, and will terminate automatically upon assignment.

          The Agreement provides that the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the

Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

          Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.

          For the fiscal years ended December 31, 1994, 1993 and 1992, the advisory and management fee expense was $$39,952, 20,057 and $16,148 respectively, for the Growth Common Stock Portfolio; $7,489, $9,580 and $11,214 respectively, for the High Grade Bond Portfolio; $21,507, $21,702 and $19,937 respectively, for the High Yield Bond Portfolio; $43,500, $23,012 and $15,705 respectively for the Managed Portfolio; $8,173, $7,359 and $8,255 respectively, for the Money Market Portfolio; and $4,895, $3,229 and $2,950 respectively, for the Blue Chip Portfolio.

          The Adviser has also agreed to reimburse any Portfolio of the Fund to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of the average daily net assets of that Portfolio for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement agreement will remain in effect for as long as the Investment Advisory Agreement remains in effect and cannot be changed without a shareholder vote. In addition, the Adviser has agreed for the 1994 fiscal year to reimburse any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed .55%. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 1994. The agreement to reimburse any portfolio to the extent any operating expenses exceed .55% also applied to fiscal years ended 1993 and 1992.

                        UNDERWRITING AND DISTRIBUTION EXPENSES

          Pursuant to an Underwriting Agreement ("Underwriting Agreement"), the Adviser also serves, without compensation from the Fund, as the principal underwriter and sole distributor of the Fund's shares. Under the terms of the Underwriting Agreement, the Adviser is not obligated to sell any specific number of shares. The Agreement was approved on August 12, 1987, by the Board of Trustees, including a vote of a majority of the Trustees who are not "interested persons" of either party to the Underwriting Agreement. Unless terminated earlier as described below, the Underwriting Agreement will continue in effect from year to year so long as its continuance is approved annually by (a) the vote of a majority of the Trustees who are not parties to the Underwriting Agreement or "interested persons" of either party to the Underwriting Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of the Fund. The Underwriting Agreement may be terminated without penalty at any time upon six months' notice by either party, and will terminate automatically upon assignment. The Adviser has authority, pursuant to the Underwriting Agreement, to enter into similar contracts with other investment companies.

          Pursuant to the Underwriting Agreement, the Fund is responsible for the payment of all fees and expenses of registering its shares under federal and state securities laws. The Fund will also pay the fees and expenses incurred in connection with: (i) the preparation, printing and mailing of annual prospectuses to existing Shareholders; (ii) the preparation, printing and mailing of any notice, proxy statement, report, supplemental prospectus or other communications to Shareholders; and (iii) the printing and mailing of confirmations of purchases of shares. The Fund will also pay for certain other items, including, but not limited to, the following: any issue or initial transfer taxes; the wiring of funds for share purchases and redemptions (unless paid by the Shareholder who initiates the transaction); and the printing and postage of business reply envelopes. The above-described expenses will be allocated among the Portfolios on the basis of their respective net assets.

          The Adviser is obligated to pay for the printing (but not the typesetting) and distribution of prospectuses and statements of additional information to prospective VA contract and VLI policyholders, and the preparation, printing and distribution of any reports or other literature or advertising in connection with the offering of the shares. The Adviser will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. The Adviser will also pay for any activity which is primarily intended to result in the sale of shares of the Fund.

          The Adviser intends to enter into agreements with the Participating Insurance Companies pursuant to which the Participating Insurance Companies will assume the Adviser's obligation to pay for the printing and distribution of prospectuses of the Fund in connection with the sale by the Participating Insurance Companies of VA contracts and VLI policies.

          The Adviser continuously offers shares of each Portfolio of the Fund to the separate accounts of Participating Insurance Companies. Such shares will be sold at their respective net asset values and therefore will involve no sales charge.

          The Adviser also acts as principal underwriter and sole distributor of the shares of FBL Money Market Fund, Inc. and FBL Series Fund, Inc.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

          With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio's transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers.

          Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, include: advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).

          If, in the judgment of the Adviser, the Fund or any Portfolio will be benefitted by such supplemental research services, the Adviser is authorized to pay greater spreads or commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available in every case. Information received from brokerage research will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of portfolio transactions for the Fund.

          The Fund paid brokerage commissions during the fiscal years ended December 31, 1994, 1993, and 1992 of $41,247, $10,200 and $6,589, respectively.

          The Portfolios may deal in some instances in securities which are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the "third market." Where transactions are executed in the over-the-counter or "third market," the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments are generally traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio's securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

          Certain investments may be appropriate for certain of the Portfolios and for other clients advised by the Adviser. Investment decisions for the Portfolios and other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current holdings, availability of cash for investment and the size of their investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients on the same day. In such event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Board of Trustees that the benefits available, because of the Adviser's organization, outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Portfolio.

                              PURCHASES AND REDEMPTIONS

          The following discussion supplements the discussion in the Prospectus under the headings "Purchase of Shares" and "Redemption of Shares."

          Shares of the Fund may be purchased only by the separate accounts of Participating Insurance Companies. (Please refer to the prospectuses for the VA contracts and the VLI policies for a description of how to purchase a contract or policy.)

          Shares of each Portfolio are sold at their respective net asset value next determined after an order for purchase and payment in proper form are received. Payment for shares is made in federal funds transmitted by wire on the next business day following the order for purchase.

          Shares of each Portfolio are redeemed at their respective net asset value next determined after a request for redemption is received in proper form. The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for trading other than customary weekend and holiday closings; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of such Portfolio's securities, or determination of the net asset value of such Portfolio, is not reasonably practicable; or (c) the Securities and Exchange Commission by order permits such suspension for the protection of Shareholders. In such event, redemption will be effected at the net asset value next determined after the suspension has been terminated unless the Shareholder has withdrawn the redemption request in writing and the request has been received prior to the day of such determination of net asset value.

                                   NET ASSET VALUE

          The following supplements the discussion in the Prospectus under the heading "Net Asset Value Information."

MONEY MARKET PORTFOLIO

          The net asset value per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

          The purpose of the amortized cost method of valuation is to attempt to maintain a constant net asset value per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market based values.
Market values are obtained by using actual quotations provided by market makers, estimates of market value (provided the Board of Trustees has reviewed and approved the method of making such estimates), or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market based valuations were to occur, or if there were other deviations which the Board of Trustees believed would result in dilution or other unfair results material to Shareholders, the Board of Trustees would consider what action, if any, should be initiated.

          The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a portfolio invested at lower yields can be expected to decline. In addition, if the Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuation into consideration.

OTHER PORTFOLIOS

          The net asset value per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities other than money market instruments traded in the over-the-counter market are valued at the mean between closing bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

          The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund's books of account, and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the net assets of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

                                        TAXES

          For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify and elects to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code, such Portfolio will be relieved from federal income tax and the four percent deductible federal excise tax, on the part of its net ordinary income and net realized capital gain which it distributes to Shareholders. To qualify for treatment as a "regulated investment company," each Portfolio must, among other things, derive in each taxable year at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains that are not ancillary to the Portfolio's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities, or currencies. In addition, to qualify for treatment as a "regulated investment company," each Portfolio must derive less than 30 percent of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months. In order to meet the 30 percent requirement, a Portfolio may be required to defer disposing of certain futures contracts and underlying securities beyond the time when it might otherwise be advantageous to do so.

          Since the Shareholders of the Fund will be the separate accounts of the Participating Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the holders of VA contracts or VLI policies, see the prospectuses for such contracts or policies.

          The discussion under "Taxes and Distributions" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. The above discussion covers only Federal tax considerations with respect to the Fund. State and local taxes vary.

                             DIVIDENDS AND DISTRIBUTIONS

          The following supplements the discussion of dividends and distributions in the Prospectus under the heading "Taxes and Distributions."

MONEY MARKET PORTFOLIO

          The Portfolio declares dividends of all its daily net investment income on each day the Portfolio's net asset value per share is determined. Dividends are payable monthly and are automatically reinvested and distributed monthly on the last business day of each month in full and fractional shares of the Portfolio at the then-current net asset value unless a Shareholder requests payment in cash.

          Net investment income, for dividend purposes consists of (1) accrued interest income, plus or minus (2) amortized purchase discount or premium, plus or minus (3) all short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (4) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as the portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.

HIGH GRADE BOND AND HIGH YIELD BOND PORTFOLIOS

          The Portfolios declare dividends of all their investment income on each day the Portfolio's Net Asset Value is determined. Dividends are automatically reinvested and distributed monthly on the last business day of each month. Any short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually.

OTHER PORTFOLIOS

          It is the policy of the Growth Common Stock, Blue Chip and Managed Portfolios to distribute at least annually substantially all their net investment income, if any, and any net realized capital gains.

          Both dividend and capital gain distributions will be made in shares of such Portfolio unless a Shareholder requests payment in cash.

                               PERFORMANCE INFORMATION

          As described in the Prospectus, a Portfolio's historical performance or return may be shown in the form of "average annual total return" and "total return" in the case of all Portfolios except the Money Market Portfolio; "yield" in the case of the High Yield Bond and High Grade Bond Portfolios; and "yield" and "effective yield" in the case of the Money Market Portfolio. These various measures of performance are described below.

          Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio over the specified period. Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the net asset value.

          A Portfolio's standardized average annual total return quotation is computed in accordance with a method prescribed by rules of the Securities and Exchange Commission. The standardized average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $10,000 investment in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Standardized average annual total return figures for various periods are set forth in the tables below.

          Calculation of a Portfolio's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $10,000) in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the tables below.

          The yield for a Portfolio other than the Money Market Portfolio is computed in accordance with the formula set forth below, which is a standardized method prescribed by rules of the Securities and Exchange Commission. Based upon the 30-day period ended December 31, 1994 the High Grade Bond Portfolio's yield was 8.03% and the High Yield Bond Portfolio's yield was 10.86%. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

          Yield = 2[(a-b + 1)(6) -1]
                     ---
                      cd

          a =  dividends and interest earned during the period.

          b =  expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d =  the offering price per share on the last day of the period.

          In computing yield, the Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

          The Money Market Portfolio's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The net investment income per share (accrued interest on portfolio securities, plus or minus amortized premium or discount, less accrued expenses) for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365 and the resulting yield figure is carried to the nearest one hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

          The Money Market Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is [(base period return +1) raised to the power of 365/7] -1.

     The Money Market Portfolio's yield and effective yield for the seven-day period ending December 31, 1994 were 5.25% and 5.39%, respectively.

          A Portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at net asset value, and return and net asset value will fluctuate except that the Money Market Portfolio seeks to maintain a $1.00 net asset value per share. Factors affecting a Portfolio's performance include general market conditions, operating expenses and investment management. Shares of a Portfolio are redeemable at net asset value, which may be more or less than original cost.

          The figures below show performance information for various periods ended December 31, 1994. The rate of return for a Portfolio should be distinguished from the rate of return of a corresponding subaccount of a separate account of a Participating Insurance Company, whose rate will reflect the deduction of additional charges, including a mortality and expense risk charge, and, if calculated for corresponding periods, would be lower. VA contract and VLI policyowners should consult the prospectus for such contract or policy.

                           Average Annual Total Return Table
                         for periods ended December 31, 1994
                      ------------------------------------


                                             Standardized Average
Portfolio                                    Annual Total Return
---------                                    --------------------

Growth Common Stock
     Life of Portfolio (1)                   6.37
     Five-Year                               9.98%
     One-Year                               (4.43)%

High Grade Bond
     Life of Portfolio (1)                   9.41%
     Five-Year                               8.30%
     One-Year                               (0.26)%

High Yield Bond
     Life of Portfolio (1)                  10.88%
     Five-Year                              11.19%
     One-Year                               (1.01%

Managed
     Life of Portfolio (1)                   9.20%
     Five-Year                              10.46%
     One-Year                               (4.96)%

Blue Chip (2)
     Life of Portfolio                      15.11%
     One-Year                                2.65%








                                  Total Return Table
                         for periods ended December 31, 1994
                     ------------------------------------

Portfolio                                        Total Return
---------------------                            ------------

Growth Common Stock
    Life of Portfolio (1)                       56.11%
    Five-Year                                   60.94%
    One-Year                                    (4.43)%

    High Grade Bond
    Life of Portfolio (1)                       91.28%
    Five-Year                                   48.99%
    One-Year                                    (0.26)%



---------------------------

(1) The Growth Common Stock, High Grade Bond, High Yield Bond and Managed Portfolios commenced operations on October 15, 1987.

(2) The Blue Chip Portfolio commenced operations on October 15, 1990.


High Yield Bond
Life of Portfolio 1/                                     110.59%
Five-Year                                                 69.95%
One-Year                                                  (1.01)%

Managed
Life of Portfolio 1/                                      87.60%
Five-Year                                                 64.48%
One-Year                                                  (4.96)%


Blue Chip 2/
Life of Portfolio                                         81.47%
One-Year                                                   2.65%




---------------------
1/ The Growth Common Stock, High Grade Bond, High Yield Bond and Managed Portfolios commenced operations on October 15, 1987.

2/ The Blue Chip Portfolio commenced operations on October 15, 1990.

                              SHAREHOLDER VOTING RIGHTS

         All shares of the Fund have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of Shareholders. As permitted by Massachusetts law, there will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by Shareholders. At that time, the Trustees then in office will call a Shareholders' meeting for the election of Trustees. The Trustees must call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10 percent of the outstanding shares of the Fund. At such a meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares of the Fund have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the Shareholders. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations, or to the regulated investment company provisions of the Internal Revenue Code, or to designate and establish additional Portfolios, may be made by the Trustees without the vote or consent of the Shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Fund will continue indefinitely.

         In matters which only affect a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (i) the matter has not been approved by a majority vote of any other Portfolio; or (ii) the matter has not been approved by a majority vote of the Fund.

                                   CONTROL PERSONS

         Farm Bureau Life Insurance Company ("Farm Bureau"), an Iowa corporation, through its Variable Accounts will own all of the Fund's outstanding shares, other than the shares of the Fund purchased for investment by Farm Bureau through its general account to get the Portfolios of the Fund started and any additional shares acquired by Farm Bureau through reinvestment of dividends on those shares.

         Because Farm Bureau owns the shares of the Fund, the Fund is deemed to be controlled by Farm Bureau by nature of the definitions contained in the Investment Company Act of 1940. However, Farm Bureau will generally vote the shares of the Fund held by the Variable Account in accordance with instructions received from its VLI policyholders and VA contractholders. The shares held in Farm Bureau's general account will generally be voted in proportion to voting instructions received from Farm Bureau's VLI policyholders. Under certain circumstances, however, Farm Bureau may disregard voting instructions received from VLI policyholders.

                                  OTHER INFORMATION

CUSTODIAN

         Bankers Trust Company, Global Assets-Insurance Group, 16 Wall Street, New York, N.Y., 10005, is the custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

INDEPENDENT AUDITORS

         The Fund's independent auditors for the current fiscal year are Ernst
& Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent auditors audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

ACCOUNTING SERVICES

         The Fund has entered into an accounting services agreement with FBL Investment Advisory Services, Inc. ("FBL"), pursuant to which FBL performs accounting services for the Fund. In addition, the agreement provides that FBL shall calculate the Fund's net asset value in accordance with the Fund's current Prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, each Portfolio pays FBL an annual fee, payable monthly, of 0.05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. During the fiscal year ended

December 31, 1994, the aggregate amount of such fees paid to FBL was $13,935.

DIVIDEND DISBURSING AND TRANSFER AGENT

         FBL Investment Advisory Service, Inc., serves as the Fund's dividend disbursing and transfer agent.

LEGAL MATTERS

         The firm of Sutherland, Asbill & Brennan, Washington, D.C., is counsel for the Fund. The legal validity of the shares described in the Prospectus and this Statement of Additional Information and certain matters pertaining to federal securities laws have been passed upon by Sutherland, Asbill & Brennan.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                                 FINANCIAL STATEMENTS

         The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of FBL Variable Insurance Series Fund for the fiscal year ended December 31, 1994 are included. Additional copies of such Annual Report to Shareholders may be obtained without charge by contacting the Fund.